UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2005
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                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                         1-9390               95-2698708
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(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)       Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                            92123
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(Address of principal executive offices)                   (Zip Code)


                                  (858)571-2121
                                  -------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
            ------------------------------------------

         When granting restricted stock pursuant to its shareholder-approved 2004 Stock Incentive Plan (filed as Exhibit 10.16 to the Jack in the Box Inc. Quarterly Report on Form 10-Q for the quarter ended July 4, 2004) Jack in the Box may use two forms of restricted stock award agreements: the form of restricted stock award agreement previously filed as Exhibit 10.14 to the Jack in the Box Inc. Quarterly Report on Form 10-Q for the quarter ended January 18, 2003, and the form of restricted stock award agreement attached hereto as
Exhibit 99.1.

         On October 24, 2005, the Jack in the Box Compensation Committee approved a bonus program for the executive officers of the Company (other than the executive officer of the Company's wholly owned subsidiary Qdoba Restaurant Corporation) for fiscal year 2006 as contemplated under the stockholder-approved Performance Bonus Plan. The bonus will be based 75% on meeting certain earnings-per-share ("EPS") goals and 25% on meeting certain return-on-invested-capital ("ROIC") goals. The Compensation Committee established threshold, targeted and maximum levels of EPS growth and ROIC growth derived from the financial forecasts of the Company. No bonus payments are to be made unless the threshold level of EPS growth and ROIC growth are achieved. If target levels are achieved the executive officers will receive bonus payments equal to 75% (CEO) or 45-65% (other executives) of base salary. If targets are exceeded, each executive officer may earn a maximum bonus of up to 150% (CEO) or 90-135% (other executives) of base salary.

         A separate bonus program was approved for the executive officer of Qdoba Restaurant Corporation for fiscal year 2006 under the stockholder-approved Performance Bonus Plan. The bonus will be based on meeting certain goals for earnings before interest, taxes, depreciation and amortization ("EBITDA") for Qdoba. The Compensation Committee established threshold, targeted and maximum levels of EBITDA derived from the financial forecasts for Qdoba. No bonus payments are to be made unless the threshold level of EBITDA growth is achieved. If the target levels are achieved, the executive officer will receive bonus payments equal to 50% of base salary. If the target levels are exceeded, the executive officer may earn a maximum bonus of up to 125% of base salary.

         The Jack in the Box Compensation Committee approved a long-term performance unit program for management employees of its wholly owned subsidiary, Qdoba Restaurant Corporation, including the Qdoba executive officer. Under this program, established pursuant to the stockholder-approved 2004 Stock Incentive Plan, "performance units" are granted to participants at the beginning of a three-year performance period. The performance units will vest three years from date of grant contingent upon the achievement of certain performance goals. The Compensation Committee has established goals for the performance period fiscal year 2006 through fiscal year 2008 for per-store average sales, restaurant operating margin and number of restaurants open at the end of the three-year period. Awards may range from 0% to 120% of performance units granted and are converted to a cash value of $1 per performance unit. Additional Performance Unit Programs may be implemented each fiscal year with performance periods which overlap the performance periods of earlier programs.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
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(C) EXHIBITS

The following exhibits are furnished with this Report:

Exhibit
  No.             Description
-----------       -----------
99.1              Jack in the Box Inc. Restricted Stock Award Agreement




                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   JACK IN THE BOX INC.


                                          By:      JERRY P. REBEL
                                                   --------------
                                                   Jerry P. Rebel
                                                   Executive Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)


                                                   Date:  October 27, 2005